Exhibit 10.9
OMNIBUS AMENDMENT AND CONSENT
     THIS OMNIBUS AMENDMENT AND CONSENT (this “Amendment”), dated as of March 1, 2011 is by and among:
     (i) PLUS MARK LLC (as successor to Plus Mark, Inc.) (“Plus Mark”);
     (ii) AGC FUNDING CORPORATION (“Funding”);
     (iii) AMERICAN GREETINGS CORPORATION (“Greetings”);
     (iv) PNC BANK, NATIONAL ASSOCIATION (in its individual capacity, “PNC”), as purchaser agent for Market Street Funding LLC, as Administrator for each Purchaser Group (in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and permitted assigns in such capacity, the “LC Bank”); and
     (v) MARKET STREET FUNDING LLC (in its individual capacity, “Market Street”), as a Conduit Purchaser and as a Related Committed Purchaser.
RECITALS
     1. Greetings and Plus Mark are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”);
     2. Greetings and Funding are parties to that certain Amended and Restated Sale and Contribution Agreement, dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”);
     3. Funding, Greetings, as the Servicer, the Administrator, PNC, Market Street and the LC Bank are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”; together with the Receivables Sale Agreement and the Sale and Contribution Agreement, each an “Agreement” and collectively, the “Agreements”);
     4. On or about the date hereof, Plus Mark, Inc., an Ohio corporation, has converted to Plus Mark LLC, an Ohio limited liability company (the “Subject Name Change”); and
     5. The parties hereto desire to amend each of the Agreements to which it is a party as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in, or by reference in, Exhibit I to the Receivables Purchase Agreement shall have the same meanings herein as therein defined.

     2. Amendment to Agreements. Each of the Agreements is hereby amended as follows:
     (a) To reflect the occurrence of the Subject Name Change (i) each reference to “Plus Mark, Inc.” is replaced with a reference to “Plus Mark LLC” and (ii) each reference to “corporation” in each instance referring to Plus Mark is replaced with a reference to “limited liability company”.
     (b) Plus Mark hereby (i) assumes all rights, covenants, powers, duties, obligations, responsibilities and liabilities of Plus Mark, Inc. under each of the Agreements and the other Transaction Documents (to the extent that Plus Mark, Inc. was party thereto or bound thereby), whether arising prior to or after the effectiveness hereof and (ii) acknowledges and agrees that it shall be bound by, and agrees to perform, all of the covenants, duties, obligations and responsibilities to which it is subject under, each of the Agreements and the other Transaction Documents (to the extent that Plus Mark, Inc. was party thereto or bound thereby), whether arising prior to or after the effectiveness hereof.
     3. Notice; Consent.
     (a) Notice. Plus Mark hereby provides notice of its intent to perform the Subject Name Change and requests that each of the parties hereto hereby acknowledge and consent to such conversion.
     (b) Consent. Each of the parties hereto hereby acknowledges such notice and consents to the Subject Name Change.
     4. Representations and Warranties. Each of Plus Mark, Funding and Greetings hereby represents and warrants to each of the other parties hereto as follows:
     (a) Representations and Warranties. The representations and warranties made by it in each of the Agreements and the other Transaction Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, and in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     (b) Enforceability. The execution and delivery by it of this Amendment, and the performance of each of its obligations under this Amendment and the Agreements to which it is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and each of the Agreements to which it is a party, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

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     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Receivables Sale Termination Event, Sale and Contribution Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.
     5. Effect of Amendment. All provisions of each of the Agreements, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified. After this Amendment becomes effective, all references in each of the Agreements (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of any Agreement other than as set forth herein.
     6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following:
     (a) counterparts of this Amendment duly executed by each of the other parties hereto;
     (b) a favorable opinion of Calfee, Halter & Griswold LLP, counsel to Plus Mark, dated within seven (7) days of the date hereof, covering certain security interest matters, in form and substance satisfactory to the Administrator;
     (c) a favorable opinion of Christopher W. Haffke, Deputy General Counsel of Plus Mark, dated within seven (7) days of the date hereof, covering certain limited liability company matters, in form and substance satisfactory to the Administrator;
     (d) a certificate of the Secretary or Assistant Secretary of Plus Mark, dated within seven (7) days of the date hereof, certifying (i) the names and true signatures of its officers who are authorized to sign this Amendment, (ii) the resolutions of the Sole Member of Plus Mark authorizing this Amendment and the transactions contemplated hereby and (iii) the Articles of Organization and Operating Agreement of Plus Mark; and
     (e) a good standing certificate with respect to Plus Mark issued by the Secretary of State of the State of Ohio and dated within seven (7) days of the date hereof.
     7. Authorization to File Financing Statements. Plus Mark hereby authorizes, and each of the parties hereto hereby consent to, the filing of (at the expense of Plus Mark) the UCC-1 financing statement in the form of Exhibit A hereto and the UCC-3 financing statement amendment in the form of Exhibit B hereto.
     8. Costs and Expenses. Plus Mark agrees to pay (or cause to be paid) on demand, all costs and expenses of PNC, the Administrator, the LC Bank and Market Street (including, without limitation, the reasonable fees and expenses of counsel) incurred in connection with this Amendment, the transactions contemplated hereby and the Subject Name Change.

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     9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or by email of a .pdf copy thereof shall be effective as delivery of an originally executed counterpart hereof.
     10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the general obligations law of the State of New York).
     11. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, any of the Agreements or any provision hereof or thereof.
(signature pages follow)

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AGC FUNDING CORPORATION
By:	/s/ Gregory Steinberg
	Name:	Gregory Steinberg
	Title:	Treasurer

AMERICAN GREETINGS CORPORATION
By:	/s/ Gregory Steinberg
	Name:	Gregory Steinberg
	Title:	Treasurer

PLUS MARK LLC
By:	/s/ Gregory Steinberg
	Name:	Gregory Steinberg
	Title:	Treasurer

Omnibus Amendment and Consent
(American Greetings)

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ Scott D. Beran
	Name:	Scott D. Beran
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC
By:	/s/ Scott D. Beran
	Name:	Scott D. Beran
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank
By:	/s/ Scott D. Beran
	Name:	Scott D. Beran
	Title:	Vice President

Omnibus Amendment and Consent
(American Greetings)

MARKET STREET FUNDING LLC, as a Conduit Purchaser and as a Related Committed Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

Omnibus Amendment and Consent
(American Greetings)

EXHIBIT A
UCC-1 FINANCING STATEMENT
[attached]
Omnibus Amendment and Consent
(American Greetings)

Exhibit A-1

EXHIBIT B
UCC-3 FINANCING STATEMENT AMENDMENT
[attached]
Omnibus Amendment and Consent
(American Greetings)

Exhibit B-1